SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street Mountain View, California (Address of principal executive offices)	94043 (Zip Code)

Registrant’s telephone number, including area code	(650) 527-8000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.01
EXHIBIT 99.02

Item 5. Other Events

     On July 28, 2003, the Company issued a press release relating to its proposed offering of convertible subordinated notes and on July 29, 2003, the Company issued a press release relating to the pricing of its convertible subordinated notes. These press releases are attached as Exhibit 99.01 and 99.02, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number	Exhibit Title or Description

99.01	Press release dated July 28, 2003 announcing the Company’s proposed offering of Convertible Subordinated Notes.

99.02	Press release dated July 29, 2003 announcing the pricing of the Company’s offering of Convertible Subordinated Notes due 2013.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation

Date: July 29, 2003	By:	/s/ Edward Malysz

Edward Malysz
Associate General Counsel

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.01	Press release dated July 28, 2003 announcing the Company’s proposed offering of Convertible Subordinated Notes.
99.02	Press release dated July 29, 2003 announcing the pricing of the Company’s Convertible Subordinated Notes due 2013.